March 20, 2013

Securities and Exchange Commission

Judiciary Plaza

100 F Street, NE

Washington, D.C. 20549

To Whom It May Concern:

RE:	U.S. GLOBAL INVESTORS FUNDS
FILE NUMBERS 02-35439 AND 811-1800

Pursuant to Rule 497(e) of the Securities Act of 1933, we are submitting, in connection with amendments that were filed with respect to the statutory prospectuses for U.S. Global Investors Funds Investor Class Shares and Institutional Class Shares, an exhibit containing interactive data format risk/return summary information using the eXtensible Business Reporting Language (XBRL). The amendment to the Investor Class Shares’ prospectus reflects a change in the name of the Eastern European Fund to the Emerging Europe Fund as well as reductions to the redemption fees and related holding periods for U.S. Global’s nine equity funds. The amendment to the Institutional Class Shares’ prospectus reflects a change in the minimum initial investment from $5 million to $1 million as well as reductions to the redemption fees and related holding periods for each fund.

Sincerely,

/s/ James L. Love
James L. Love
Chief Compliance Officer & Deputy General Counsel
U.S. GLOBAL INVESTORS, INC.